Commitments	12 Months Ended
Dec. 31, 2022
Commitments [Abstract]
COMMITMENTS

NOTE 16 - COMMITMENTS:

a.	Grants from the Israeli Ministry of Energy

Grants received from the Israeli Ministry of Energy for an approved pioneering research and development program are recognized at the time the Group is entitled to such grants, on the basis of the costs incurred, and included as a deduction from research and development expenses. The grants are 5% royalty bearing from commercialization of the intellectual property products, until repayment of 100% of the grants received by the Group. The royalties are linked to the Israeli general consumer price index.

As discussed in Note 2n, this transaction was treated as a “forgivable loan,” as set forth in IAS 20.

b.	Loan from Management Committee of Jiangsu Changshu High Tech Development Zone

Eco Wave Power Ltd. entered into an accelerator agreement with Management Committee of Jiangsu Changshu High Tech Development Zone and with Changshu Shirat Enterprises Management Co., Ltd. in 2013. Changshu Shirat Enterprises Management Co., Ltd. owns 10% of the Suzhou Eco Wave Power Technology Co. Ltd.

Under the agreement, the Management Committee of Jiangsu Changshu High Tech Development Zone lent Suzhou Eco Wave Power Technology Co. Ltd. RMB 3,977 thousands ($570). The loan was granted in RMB to co-finance the construction of a power plant in Gibraltar as well as to support other ventures.

Suzhou Eco Wave Power Technology Co. Ltd. should repay the loan by remitting 3% of the net proceeds from Gibraltar pilot project and future projects in China alone plus 5% annual interest. In addition, Suzhou Eco Wave Power Technology Co. Ltd. is also obligated to pay to Changshu Shirat Enterprises Management Co., Ltd. 5% of the net proceeds from commercialization of its future projects for a term of 10 years from the date of the agreement. There were no proceeds in China since 2013 and there are no expected proceeds.

As discussed in Note 2n, this transaction was treated as a “forgivable loan,” as set forth in IAS 20.

c.	Portugal

In April 2020, Eco Wave Power Ltd. entered into an official concession agreement with Administração dos Portos do Douro, Leixões e Viana do Castelo (“APDL”) regarding the use of an area potentially suitable for construction, operation and maintenance of a wave energy power plant of up to 20 megawatts at four sites owned and operated by APDL (the “Concession Agreement”).

In September 2020, Eco Wave Power Ltd. established EW Portugal – Wave Energy Solutions, Unipessoal lda, a wholly owned subsidiary in Porto, Portugal, to enable Eco Wave Power Ltd. to commence official licensing procedures for the project.

In October 2020, Eco Wave Power Ltd. entered into a strategic collaboration with Painhas Engineering and Construction Company (“Painhas”) for the technical support for the licensing of the Portugal project. Painhas will play an integral part in the technical support needed for the official licensing procedures for the planned wave energy project in Portugal, as part of the newly signed 20 megawatts Concession Agreement with the Port Authority of Leixões - APDL. Once licensing is obtained, the parties will work towards a continued collaboration for the execution of the project.

During 2021, Eco Wave Power’s fully owned Portuguese subsidiary, EW Portugal-Wave Energy Solutions Unipessoal Lda. has received an installation and grid connection permit of 1MW in the form of a Small-Production Unit registration approval (registration number 5089) from the Portuguese Directorate-General for Energy and Geology. This registration approval is required for the installation and grid connection of a 1MW pilot project at the Barra do Douro breakwater in Porto, Portugal.

The Small-Production Unit Registration approval is the first permit required by EW Portugal to proceed with the actual installation and grid connection of a first 1MW wave energy power station on the ocean side of the Barra do Douro breakwater.

After obtaining the licenses for the operation and grid connection the Company has retained the services of Efiki Partners in 2022, to produce a social-economic report for its’ first 1MW, which will enable the Company to receive the final required license for the project, the Título de Utilização de Recursos Hídricos license, which is expected to be granted by Administração dos Portos do Douro, Leixões e Viana do Castelo, SA (APDL) (the site owner) once report is completed, to the satisfaction of all parties.

d.	USA

In January 2022, Eco Wave Power Ltd. entered into a collaboration agreement with AltaSea at the Port of Los Angeles. In December 2022, the energy conversion unit, formerly deployed in Gibraltar, arrived at AltaSea at the Port of Los Angeles where it will be installed as a pilot station.

e.	Spain – Port of Adriano

During the first quarter 0f 2022 Eco Wave Power entered an official agreement with Port Adriano, Spain, for the potential construction of a wave energy power plant of up to 2MW. According to the terms of the agreement, Port Adriano will assign a potentially suitable location to Eco Wave Power for a period of 20 years, while Eco Wave Power will be responsible for securing all the licenses, constructing, and commissioning the power plant/s and selling the electricity to be generated by the power plant in accordance with an approved production quota, to be determined for the site. The Company has commenced an in-depth feasibility study in the Port. Once the study is fully completed with favorable results, the parties will enter discussions regarding the licensing requirements and financial terms of the planned 2MW project.

f.	Turkey

In December 2022, Eco Wave Power Ltd. entered into an agreement with OREN Ordu Enerji, or Ordu Energji, for the potential construction of an up to 77 megawatts wave energy installation in Ordu, Turkey.

According to the terms of the agreement, Ordu Enerji will assign nine potentially suitable breakwaters to the company for a period of 25 years from activation of the relevant pilot or power station, while the company will be responsible for constructing, and commissioning the power plant(s) and selling the electricity to be generated by the power plant in accordance with an approved production quota to be determined for the site.

Subject to certain conditions, including, among others, receiving favorable results from feasibility studies and receipt of applicable licenses and permits, the 77 megawatts power station is planned to be constructed in several stages, starting with an up to 4 megawatts pilot station, and continuing with the construction, operation, and maintenance of the remaining capacity of the plant of up to 73 megawatts. Ordu Enerji has a right of first refusal to invest partially in different stages of the project.